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                     SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON, DC  20549




                                   FORM  8-K


                                 CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                                     of the
                      Securities and Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                OCTOBER 17, 1997


                              CITFED BANCORP, INC.
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            (Exact name of Registrant  as specified in its Charter)



      DELAWARE                     0-19611                 31-1332674
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(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
of incorporation)                                   Number)


                ONE CITIZENS FEDERAL CENTRE, DAYTON, OHIO  45402
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                    (Address of principal executive offices)


                                 (937) 223-4234
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)
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ITEM 5.     OTHER EVENTS.

On October 17, 1997, the Registrant issued the attached press release, announcing the declaration of a three for two stock split and a second quarter cash dividend.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)     Exhibits:

                 Exhibit 99:     Press Release dated October 17, 1997.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  CITFED BANCORP, INC.



Date:    October 21, 1997                     By: John H. Curp
                                                  ------------------------------
                                                  John H. Curp
                                                  Senior Vice President and
                                                  Corporate Secretary
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                                EXHIBIT INDEX


EXHIBIT NO.                          DESCRIPTION
-----------                          -----------
   99                       Press Release dated October 17, 1997.